SUBSCRIPTION AGREEMENT
                             ----------------------

                                DECEMBER 20, 2001

                          OEF CORPORATE SOLUTIONS, INC.
                           2251 SAN DIEGO AVE. #B-275
                              SAN DIEGO, CA  92110

     THIS SUBSCRIPTION AGREEMENT made this ______ day of _____, 2001 by and between OEF Corporate Solutions, Inc., a Nevada corporation (hereinafter the AIssuer@ or ACompany@), and the undersigned subscriber (the ASubscriber@), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

     1. SUBSCRIPTION. The Subscriber hereby subscribes for ______________ Shares of OEF Corporate Solutions, Inc. at a price of $_________ per Share, and herewith tenders to the Issuer for the subscription the amount of $_____________________ which the Subscriber tenders herewith as payment for the Shares. Each Share consists of one share of $.001 par value common stock of the Company (the "Common Stock"). This Subscription Agreement ("Subscription") is an irrevocable offer by the Subscriber to subscribe for the securities offered by the Issuer, and, subject to the terms hereof, shall become a contract for the sale of said securities upon acceptance thereof by the Issuer.

     2. ACCEPTANCE. This Subscription Agreement is made subject to the Issuer's discretionary right to accept or reject the subscription herein. The Subscriber will be notified upon closing of the offering (the "Acceptance Date") whether the subscription has been accepted. If the Issuer for any reason rejects this subscription, the Subscription will be refunded in full, without interest, and this Subscription Agreement shall be null, void and of no effect. Acceptance of this subscription by the Issuer will be evidenced by the execution hereof by an officer of the Issuer.

     3. SUBSCRIBER REPRESENTATIONS. The Subscriber hereby represents, warrants and agrees that:

     (a) The Subscriber has had an opportunity to ask questions and receive information from the Company.

     (b) The Subscriber's representations in this Agreement are complete and accurate to the best of the Subscriber's knowledge, and the Company and any sales agent may rely upon them. The Subscriber will notify the Company and any such agent immediately if any material change occurs in any of this information before the sale of the Shares.

     (c) The Subscriber is an "accredited investor" as defined by Regulation D as set forth below;


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     According  to  Rule 501(a) of Regulation D, "accredited investor" means any person who comes within any of the following categories, or who the Issuer reasonable believes comes within any of the following categories, at the time of the sale of the Shares to that person:

     (i) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (ii)  Any  private  business  development  company  as  defined  in section
     202(a)(22)  of  the  Investment  Advisers  Act  of  1940;

     (iii) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of that issuer;

     (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (vi) Any natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 30.506(b)(2)(ii); and


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     (viii)  Any  entity  in  which  all  of  the  equity  owners are accredited investors.

     (d) The Subscriber is able to bear the economic risk of an investment in the securities for an indefinite period of time, can afford to risk the loss of the entire investment in the securities, and will, after making an investment in the securities, have sufficient means of providing for current needs and possible future contingencies without reliance upon this investment. Additionally, the Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth and this Subscription will not cause such overall commitment to become excessive.

     (e) The Subscriber understands and acknowledges that the securities are being offered and sold in reliance upon an exemption from registration under
Section 4(2) under the Securities Act of 1933 (the "Act"), and are therefore subject to the limitations on resale pursuant to Rule 144. Further the subscriber understands the securities subscribed for herein are being acquired for the Subscriber's own account and risk, and not on behalf of any other person and are being purchased by the subscriber for investment and not with a view to the distribution of the securities. The Subscriber is aware that although there are no legal restrictions on the transferability of the securities, the subscriber must register the securities or have an exemption from registration before the Subscriber may resell the securities. Further the Subscriber understands, there is presently a very limited public market for the securities and no assurance of a future public market for the securities, and, accordingly, it is unlikely that the Subscriber will be readily able to liquidate an investment in the securities.


     The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, an a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act. After one year from the later of the date the Securities are acquired from the Issuer or an affiliate of the Issuer and the full purchase price or other consideration is paid, all as calculated in accordance with rule 144(d), sales of the Securities in reliance on rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two years from the date the Securities are fully paid for, as calculated in accordance with rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.


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     The  undersigned  acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to be it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make rule 144 available, compliance with regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

     The issuer may refuse to register transfer of the Securities in the absence of compliance with rule 144 unless the undersigned furnishes the issuer with a "no-action" or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as are set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

     (f) The Subscriber hereby agrees that he does not have the right to cancel this Subscription Agreement, which shall survive the death, disability, or the cessation of existence as a legal entity, of the Subscriber. Further, the Subscriber agrees that he does not have the right, and will not attempt, to transfer his interest herein.


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

     (g) The Subscriber has had access to any and all information concerning the Issuer which the Subscriber and the Subscriber's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. In making the decision solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Issuer will depend upon the Subscriber's individual circumstances. The Subscriber further understands that no opinion is being given as to any securities matters involving the Offering.

     (h) The Subscriber shall indemnify and hold the Issuer harmless from all costs and expenses, including reasonable attorney's fees, incurred by the Issuer as a result of a breach hereof by the Subscriber. Further, all of the representations and warranties of the Subscriber contained herein and all information furnished by the Subscriber to the Issuer are true, correct and complete in all respects, and the Subscriber agrees to notify the Issuer immediately of any change in any representation, warranty or other information set forth herein.

     (i) The Subscriber has been given the unrestricted opportunity to ask questions of, and receive answers from the Issuer, or persons acting on its behalf, concerning the terms and conditions of, and all other matters relating to the offering, and has been given the unrestricted opportunity to obtain such additional information with respect to the offering as he has desired, including, but not limited to, any additional information necessary to verify the accuracy of the information set forth in the attached documentation. The undersigned has carefully read all material identified as being attached hereto and has no further questions with respect thereto.

     (j) The Subscriber knows that the securities subscribed for herein are offered and sold pursuant to exemptions from registration and the Securities Act of 1933, and state securities law based, in part, on these warranties and representatives, which are the very essence of this Subscription Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

     (k) By reason of the Subscriber's business or financial experience, the Subscriber has the capacity to protect his own interest in connection with this transaction or has a pre-existing personal or business relationship with the company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

     (l) This Agreement when fully executed and delivered to the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity investor, is a permissible investment, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors,


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

officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Shares has all requisite authority to sign such document on behalf of the Subscriber, if it is an entity investor.

     (m) In connection with this offering the Subscriber has received certain information from the Company which the Subscriber has reviewed and is familiar with the contents. The Subscriber has not duplicated or distributed this information to anyone other than his Purchaser Representative or other personal advisors, and will not do so in the future.

     (n) The Shares offered hereby were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

     4. GOVERNING LAW. This Subscription shall be governed by the laws of the state of Nevada.

     5. ENTIRE AGREEMENT. This Subscription Agreement together with the other documents executed contemporaneously herewith, constitute the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all parties hereto.

     6. SURVIVAL OF REPRESENTATIONS. The representations, warranties, acknowledgments and agreements made by the Subscriber shall survive the acceptance of this Subscription and run in favor of, and for the benefit of, the Issuer.

     7. WAIVER. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

     8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9. NOTICES. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

     10. NON-ASSIGNABILITY. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.


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     11.     EXPENSES.  Each  party shall pay all of its costs and expenses that it incurs with respect to the negotiation, execution and delivery of this Agreement.

     12. FORM OF OWNERSHIP. Please indicate the form of ownership that the Subscriber desires for the Shares:

               ____  Individual
               ____  Joint  Tenants  with  Right  of  Survivorship
               ____  Tenants  in  Common
               ____  Community  Property
               ____  Trust
               ____  Corporation
               ____  Partnership
               ____  Other:_____________________________




INDIVIDUAL(S)  SIGN  HERE:     SUBSCRIBER:


(Signature)

Name  and  Address:     ____________________________
                        ____________________________
                        ____________________________
                        ____________________________
          Tel.          ____________________________
         Tax  ID  #     ____________________________



ACCEPTED:  OEF  Corporate  Services,  Inc.

By:________________________________


Date:___________________

Number  of  Shares  Subscribed  for  Purchase:_________________________


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